                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     ILLINOIS SUPERCONDUCTOR CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

LOGO




451 Kingston Court
Mount Prospect, IL  60056

                                  May 8, 1997

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 1997 Annual Meeting of Stockholders of Illinois Superconductor Corporation. The Annual Meeting will be held on Wednesday, June 11, beginning at 10:00 a.m. local time, at The Hyatt Regency O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois. The formal notice of the Annual Meeting appears on the next page.

The attached Notice of Annual Meeting and Proxy Statement describe matters that we expect will be acted upon at the meeting. During the meeting, stockholders will view a Company presentation and have the opportunity to ask questions.

It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the postpaid envelope. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

We are gratified by our stockholders' continued interest in Illinois Superconductor Corporation and urge you to return your proxy card as soon as possible.

                                 Sincerely,



                                 /s/  ORA E. SMITH
                                 ORA E. SMITH
                                 President and Chief Executive Officer

                                     LOGO





                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 11, 1997


To the Stockholders of
Illinois Superconductor Corporation:

     The Annual Meeting of Stockholders of Illinois Superconductor Corporation (the "Company") will be held at 10:00 a.m., local time, on Wednesday, June 11, 1997, at The Hyatt Regency O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois 60018, for the following purposes:


     (1) To elect two Class I directors to the Company's Board of Directors;

     (2) To consider and vote upon a proposal to amend the Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan;

     (3) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the independent auditors of the Company's financial statements for the year ended December 31, 1997; and

     (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 14, 1997, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.


                                     By Order of the Board of Directors,




                                     /s/ Stephen G. Wasko
                                     Stephen G. Wasko
                                     Secretary


Mount Prospect, Illinois
May 8, 1997


ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY.
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

                      ILLINOIS SUPERCONDUCTOR CORPORATION
                               451 KINGSTON COURT
                         MOUNT PROSPECT, ILLINOIS 60056
                                 (847) 391-9400



                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of Illinois Superconductor Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time, Wednesday, June 11, 1997, at The Hyatt Regency O'Hare, 9300 West Bryn Mawr Avenue, Rosemont, Illinois 60018, and any adjournments thereof. This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about May 8, 1997.

     VOTING SECURITIES - The Board of Directors has fixed the close of business on April 14, 1997, as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of April 14, 1997, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had outstanding 5,048,064 shares of Common Stock, par value $.001 per share, including preferred stock purchase rights (the "Common Stock"). Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

     PROXIES - Ora E. Smith, Edward W. Laves, Stephen G. Wasko and Mary K. Williams, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors of the Company to serve in such capacity. Messrs. Smith and Wasko, Dr. Laves and Ms. Williams are officers of the Company and Mr. Smith is also a director of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking the proxy, or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

     REQUIRED VOTE - A plurality of the votes cast in person or by proxy is required to elect the nominees for director. A majority of the votes cast in person or by proxy is required to (i) approve the Third Amendment (the "Amendment") to the Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan, as amended to date (the "1993 Stock Option Plan"); and
(ii) ratify the appointment of Ernst & Young LLP as the independent auditors of the Company's financial statements for the year ended December 31, 1997. Each stockholder will be entitled to vote the number of shares of Common Stock held as of the record date by such stockholder for the number of directors to be elected. Stockholders will not be allowed to cumulate their votes in the election of directors.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will also count abstentions for purposes of voting on any proposal presented at the meeting or any adjournment thereof. Abstentions will have the same effect as a vote against a proposal. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     STOCKHOLDER LIST - A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during ordinary business hours commencing June 1, 1997, and continuing through the date of the Annual Meeting at the principal offices of the Company, 451 Kingston Court, Mount Prospect, Illinois 60056.

     ANNUAL REPORT TO STOCKHOLDERS - The Company's Annual Report to Stockholders for the year ended December 31, 1996, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of seven directors. Article Seven of the Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, two Class I directors are to be elected for a term of three years expiring at the Year 2000 Annual Meeting of Stockholders. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT TO CONTINUE TO SERVE AS A DIRECTORS OF THE COMPANY. See "Nominees" below.

     The four directors whose terms of office expire in 1998 and 1999 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

     If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the person named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board, as the Board recommends. The Board of Directors has no reason to believe that any nominee will be unable or will decline to serve as a director if elected.

NOMINEES

     The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:


                                                                                 SERVED AS
NAME                      AGE        POSITION WITH COMPANY                     DIRECTOR SINCE
-------------------       ---        ---------------------                     --------------
Ora E. Smith............  49         President and Chief Executive Officer         1990
Michael J. Friduss......  54         Director                                      1996

     Mr. Smith has served as the President and Chief Executive Officer and a director of the Company since October 1990. From 1989 until joining the Company, Mr. Smith was the Vice President and Chief Marketing Officer of Conductus, Inc., a superconducting electronics company. From 1979 to 1989, Mr. Smith served in a number of executive positions with Rockwell International Corporation, including Corporate Director of External Technology Development. Between 1984 and 1985, Mr. Smith served as the Industrial Research Fellow in The White House Science Office. Mr. Smith holds S.B. and S.M. degrees in Mechanical Engineering from the Massachusetts Institute of Technology and a J.D. degree from Harvard Law School. He is a member of the Executive Committee.

     Mr. Friduss has served as a director of the Company since October 1996. Mr. Friduss is president of MJ Friduss & Associates, telecommunications consultants to some of the largest carriers and suppliers in the telecommunications industry. From 1992 until 1993, Mr. Friduss served as vice president of customer service and information technology for Ameritech Corporation. From 1989 until joining Ameritech Corporation, he served as vice president of operations at Michigan Bell. In 1991, he founded the Telecommunications Industry Benchmarking Consortium, a collaboration of local, long distance and alternate access companies, whose mission is to identify and replicate the communications industry's best practices. Mr. Friduss received a B.S. degree in industrial engineering from Illinois Institute of Technology and a master's degree in management from Northwestern University. He currently serves on the Board of Trustees of Harris Associates Investment Trust (The Oakmark Funds) and is the editor of The Friduss Report, a newsletter focused on the purchasing practices of the Regional Bell Operating Companies. He is a member of the Audit Committee.

OTHER DIRECTORS

     With the exception of Paul G. Yovovich, the following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.



                                                                    SERVED AS           TERM
        NAME          AGE        POSITION WITH COMPANY            DIRECTOR SINCE       EXPIRES
--------------------  ---        ---------------------            --------------       -------
Steven Lazarus......  65   Chairman of the Board of Directors          1992              1999
Leonard A. Batterson  52   Director                                    1990              1999
Peter S. Fuss.......  63   Director                                    1995              1998
Tom L. Powers.......  60   Director                                    1996              1998
Paul G. Yovovich....  43   Director                                    1993              1997

     Mr. Lazarus has served as a director of the Company since January 1992 and as Chairman of the Board since August 1993. He is Managing Director of ARCH Venture Partners L.P. and served previously as President and Chief Executive Officer of ARCH Development Corporation ("ARCH"), an affiliate of the University of Chicago. The Company was founded by ARCH in 1989. As President of ARCH, he also served as Associate Dean of the University of Chicago's Graduate School of Business. Before joining ARCH in 1987, he was the Group Vice President of the Health Care Services Group of Baxter Travenol Laboratories, Inc., the predecessor of Baxter Healthcare Corporation. During his 13 years at Baxter, he was also Senior Vice President for Technology, with responsibilities for manufacturing, materials management, R&D and engineering. Mr. Lazarus is a director of Amgen Corporation and Primark Corporation, both public companies. He is Chairman of the Executive Committee and a member of the Compensation Committee.

     Mr. Batterson has served as a director of the Company since February 1990. He is the Chairman and Chief Executive Officer of Batterson Venture Partners, L.L.C. Since 1988, he has been the Managing General Partner of Batterson Johnson & Wang L.P., a venture capital fund ("BJ&W") that is a stockholder of the Company. BJ&W invests or seeks to invest in the following industries: publishing, communications, telecommunications, medical, biotechnology, materials, retailing, consumer products, manufacturing, computers and software. As Managing General Partner, Mr. Batterson manages its daily operations, investor relationships, reporting and investment strategy. Prior to co-founding BJW, Mr. Batterson was director of the Venture Capital Division of the Allstate Insurance Companies. He is Chairman of the Board of LinksCorp, Inc., a golf course management company, as well as Nanophase Technologies Corporation, a material science company. Mr. Batterson holds a B.A. degree from Washington University (St. Louis), a J.D. degree from Washington University Law School and an M.B.A. degree from the Harvard Graduate School of Business Administration. He is a member of the Compensation Committee and the Executive Committee.

     Mr. Fuss has served as a director of the Company since June 1995. Mr. Fuss is a management consultant, primarily for Tellabs, Inc. ("Tellabs") as a member of the International Executive Committee of Tellabs International, Inc. Prior to his retirement from Tellabs in 1993, Mr. Fuss was President of Tellabs International, Inc., which he founded in 1987 as a subsidiary. Tellabs International, Inc. is responsible for all Tellabs operations outside of North America. From 1986 to 1987, he was Senior Vice President, Technical Marketing and Business Development of Tellabs. Mr. Fuss joined Tellabs as Vice President, Engineering in 1979. From 1977 to 1979, he was Director of R&D at Teletype Corporation and from 1958 to 1977 he held engineering and management positions at AT&T Bell Laboratories. Mr. Fuss holds a B.S. degree in electrical engineering from the University of Michigan and an M.S.E.E. from New York University. He served two years as an officer in the United States Air Force. He holds ten patents, primarily in the area of digital signal processing. He is also a director of Clear Communications, Inc., NetEdge Systems, Inc., Process Control Technologies, Inc., and Batterson Venture Partners, L.L.C. He is the Chairman of the Audit Committee.

     Mr. Powers has served as a director of the Company since October 1996.
Mr. Powers is a college professor and associate director of the Advanced Manufacturing Center at New Mexico State University in Las Cruces, New Mexico, as well as a consultant to a number of companies. From 1989 to 1991, he was president of the cellular systems business unit of AT&T Network Systems Group, now known as Lucent Technologies. Under his leadership, the business unit became the market leader in wireless infrastructure equipment in the United States, opened markets internationally and introduced the industry's first digital cellular system. In 1983, he became vice president of AT&T and Philips Telecommunications B.V., a joint venture located in the Netherlands. He joined AT&T in 1958 as a member of the technical staff of Bell Laboratories and went on to management positions in consumer products, customer switching systems engineering and network planning. Mr. Powers holds a B.S. degree in electrical engineering with high honors from the University or Arkansas and a master's degree in electrical engineering from New York University. He also is a graduate of the Wharton Advanced Marketing Program and the Stanford Executive Program. He is a member of the Compensation Committee.

     Mr. Yovovich has served as a director of the Company since its initial public offering in October 1993. He is a private investor and corporate director. From 1993 until May 1996, he was President of Advance Ross Corporation, a public company, which through a merger in January 1996 became a wholly-owned subsidiary of CUC International, Inc., a public company. From 1982 through 1992, Mr. Yovovich held a number of executive positions at Centel Corporation, a major national telecommunications company, most recently serving as President of its Central Telephone Company subsidiary. He is also a director of U.S. Robotics Corporation, Comarco, Inc. and APAC TeleServices, Inc., each a public company. He holds B.A. and M.B.A. degrees from the University of Chicago and is a C.P.A. He is a member of the Compensation and Executive Committees. Mr. Yovovich has advised the Company that he will not stand for re-election when his term expires at the Annual Meeting.

     DIRECTOR COMPENSATION - During 1996, the Company did not provide any cash compensation to its directors for their service on the Board of Directors.
Each director of the Company who is not an employee of the Company (a "Non-Employee Director") and is first elected to the Board of Directors after the adoption of the 1993 Stock Option Plan will be granted non-qualified stock options ("NQSOs") to purchase 10,000 shares of Common Stock at the closing price of the Common Stock as reported on the Nasdaq National Market on the date of their initial election to the Board of Directors. In consideration of their service on the Board of Directors, on the date of the annual meeting of the stockholders of the Company, each Non-Employee Director who is elected, re-elected or continues to serve as a director because his term has not expired shall be granted NQSOs to purchase 3,000 shares of Common Stock, provided that no such automatic grant shall be made to a Non-Employee Director who is first elected to the Board of Directors at the first such meeting or was first elected to the Board of Directors within three months prior to such annual meeting. On June 11, 1997, all of the Non-Employee directors will each be granted options to purchase 3,000 shares of Common Stock at the fair market value of the stock on the date of grant.

     MEETINGS - During the year ended December 31, 1996, the Board of Directors held sixteen formal meetings. All appropriate directors attended all Board of Directors and committee meetings held during 1996.

     COMMITTEES OF THE BOARD OF DIRECTORS - The Board of Directors has established an Audit Committee, a Compensation Committee, and an Executive Committee. The Audit Committee includes Messrs. Fuss (Chairman) and Friduss. The Executive Committee includes Messrs. Lazarus (Chairman), Batterson, Smith and Yovovich. The Compensation Committee includes Messrs. Batterson, Lazarus, Powers and Yovovich. Mr. Yovovich has advised the Company that he will not stand for re-election when his term expires at the Annual Meeting. The Company does not have a Nominating Committee.

     The Audit Committee generally has responsibility for recommending independent auditors to the Board of Directors for selection, reviewing the plan and scope of the accountants' audit, reviewing the Company's audit and control functions and reporting to the full Board of Directors regarding all of the foregoing. The Audit Committee held one formal meeting in 1996.

     The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards relating to the determination of executive compensation, reviewing the Company's executive compensation policies and reporting to the full Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the 1993 Stock Option Plan, determining the number of options to be granted to the Company's executive officers and employees pursuant to the 1993 Stock Option Plan, and reporting to the full Board of Directors regarding the foregoing functions. The Compensation Committee held two formal meetings in 1996. See "Report of the Compensation Committee of the Board of Directors."

     The Executive Committee generally has responsibility for taking actions with respect to the general affairs and business of the Company, or which may require action by the Board of Directors of the Company between regularly scheduled meetings of the Board of Directors. The Executive Committee also has responsibility for receiving recommendations of the Audit, Compensation or other Committees of the Board of Directors at any time between regularly scheduled meetings of the Board of Directors as well as directing the preparation of, receiving and reviewing with management annual operating budgets for the Company, capital expenditure programs, and facility construction improvement programs. The Executive Committee was formed in January 1997.

                               EXECUTIVE OFFICERS

     Set forth below is a table identifying executive officers of the Company who are not identified in the tables entitled "Election of Directors - Nominees" or "Other Directors."


NAME                                        AGE                                  POSITION
-------------------------------------       ---            -----------------------------------------------------
Edward W. Laves, Ph.D................       49             Executive Vice President and Chief Operating Officer
Stephen G. Wasko.....................       37             Vice President, Chief Financial Officer,
                                                           Treasurer and Secretary
James D. Hodge, Ph.D.................       43             Vice President, and Chief Scientist
Dennis M. Craig......................       38             Vice President, Manufacturing
Robert A. Riccitelli.................       40             Vice President, Sales and Marketing
Benjamin Golant......................       47             Vice President, Product Development
James P. Pajcic......................       45             Vice President, Human Resources

     Dr. Laves joined the Company in December 1994 as Executive Vice President and Chief Operating Officer. Dr. Laves is responsible for the Company's manufacturing functions, the continuing development of its high temperature superconducting products for the wireless telecommunications markets, other corporate research and development activities, and the Company's marketing and sales activities. From 1985 until joining the Company, Dr. Laves was at Motorola, Inc. where he was Director of Local Loop Products. From 1991 to 1993, he served as General Manager of the Cellular Infrastructure Division of Nippon Motorola, Ltd. From 1988 to 1990, Dr. Laves managed the development and introduction to the market of Motorola, Inc.'s CoveragePLUS wide area Special Mobile Radio System (SMRS). He holds Ph.D. and M.B.A. degrees from the University of Chicago and received his B.A. degree from Cornell University.

     Mr. Wasko joined the Company in November 1990, and has served as Vice President and Treasurer since January 1992. He was elected Secretary of the Company in April 1993 and Chief Financial Officer in August 1993. Mr. Wasko is responsible for the Company's financial and administrative operations. Prior to joining the Company's management team, he was Manager of Commercial Development in the Space Station Division of McDonnell Douglas Corporation. Additionally, Mr. Wasko served as Program Manager for Technology Development on the Rockwell International Corporation National Aerospace Plane Program and managed external technology development activities for Rockwell from 1986 to 1988. Mr. Wasko holds a B.S. degree in aerospace engineering from the University of Michigan, an M.S. in the same field from the University of Southern California and an M.B.A. from the Harvard Graduate School of Business Administration.

     Dr. Hodge joined the Company in December 1990 as its Vice President, Engineering and Chief Technical Officer. He has served as Vice President and Chief Scientist since June 1995. Dr. Hodge possesses experience in the synthesis and processing of a wide variety of ceramic materials. Additionally, he has expertise in commercial application of materials in areas such as electronics packaging, high intensity discharge lamps and certain fast-ion conductors. Dr. Hodge joined the Company after serving from 1988 to 1990 as Vice President of Engineering at CPS Superconductor Corporation, a superconducting electronics company, where he was Principal Investigator on CPS Superconductor Corporation's contract to produce high strength high temperature superconducting wire with the United States Government. Dr. Hodge was also a member of the technical staff at General Electric Company's Corporate Research & Development Center. He holds a B.S. degree from the University of Utah and a Ph.D. from the Massachusetts Institute of Technology, both in materials science. He currently holds nine patents and is the author of thirty papers in refereed journals.

     Mr. Craig joined the Company in December 1996 as Vice President, Manufacturing. Before joining the Company, Mr. Craig worked for eight years at Motorola, Inc., where he most recently served as manufacturing operations manager in the Component Products Group. During his career at Motorola, Inc., his responsibilities included production management, new product implementation, cost reduction and capacity analysis and planning. Prior to joining Motorola, Inc., Mr. Craig served as a manufacturing process development engineer at Northrop Corporation in its defense systems division. Mr. Craig received an M.B.A. degree from Lake Forest Graduate School of Management and a B.S. degree in mechanical engineering from the University of Illinois at Chicago.

     Mr. Riccitelli joined the Company in April 1997 as Vice President, Sales and Marketing. Before joining the Company, Mr. Riccitelli served as Vice President of Sales for the Nortel Wireless Networks division of Northern Telecom Inc. From 1987 until joining the Company, Mr. Riccitelli held several other sales management positions at Northern Telecom Inc. Prior to 1987, he served as a sales account manager in the Pactel Spectrum Services group of Pacific Telesis, Inc. Mr. Riccitelli holds a B.S. degree in business from Syracuse University.

     Mr. Golant joined the Company in January 1996 as Vice President, Product Development. From 1989 until joining the Company, Mr. Golant was at E.F. Johnson Company where he served as Director of Engineering, Chief Engineer and Director of Product Marketing. His responsibilities included managing the development of mobile, portable, and base station equipment for wireless land mobile radio systems. From 1976 to 1989, Mr. Golant was employed by Motorola, Inc.'s communications sector, leading teams to develop and commercialize a variety of radio component and system products. He received a B.S. degree in electrical engineering from Lehigh University. He holds one patent in the area of RF filter technology.

     Mr. Pajcic joined the Company in January 1995 as Director, Human Resources. He has served as Vice President, Human Resources since January 1997. Before joining the Company, Mr. Pajcic spent 15 years at Morton International where he most recently served as Director Employment and Human Resource Development on the corporate staff. Prior to his employment with Morton International, Mr. Pajcic held Human Resource positions at General Foods Corporation and American Hospital Supply Corporation. He holds a B.S. degree in psychology from Northwestern University and a Masters Degree in Management from Northwestern University's Kellogg School of Management, with emphases in Industrial Relations, Organizational Behavior and Finance.

     The Board of Directors elects officers annually and such officers, subject to the terms of certain employment agreements, serve at the discretion of the Board. See "Executive Compensation and Certain Transactions - Employment Agreements." Messrs. Smith and Riccitelli and Drs. Hodge and Laves each have employment agreements with the Company. There are no family relationships among any of the directors or officers of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE - Section 16 of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's officers, directors and persons who own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the Nasdaq National Market. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 1996 all of the Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons, except that Dr. Hodge did not timely report four transactions on a Form 4 that took place on the same day during December 1996; however, the information required was included in a Form 5 filed in February 1997.

                EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

     The following table provides information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 1996, 1995 and 1994 of those persons who were at December 31, 1996, either (i) the chief executive officer; or (ii) the four other most highly compensated (based on combined salary and bonus) executive officers of the Company whose total salary and bonus exceeded $100,000 during 1996 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                                  LONG-TERM
                                                                                                 COMPENSATION
                                                ANNUAL COMPENSATION                               AWARDS(1)
                                    --------------------------------------------------------  ----------------
                                                                                OTHER             SECURITIES
                                                                                ANNUAL            UNDERLYING          ALL  OTHER
NAME AND PRINCIPAL POSITION         YEAR    SALARY ($)      BONUS ($)       COMPENSATION ($)      OPTIONS (#)       COMPENSATION($)
--------------------------------    ----    ---------       ---------       ----------------   ----------------     ---------------
ORA E. SMITH                        1996     $194,250       $58,275 (2)           $0                 75,000                $0
 President and Chief                1995     $185,000       $92,500               $0                    n/a                $0
 Executive Officer................  1994     $177,100       $30,000          $73,894 (3)             62,500                $0

EDWARD W. LAVES, PH.D. (4)
 Executive Vice President           1996     $147,000       $44,100 (2)           $0                 60,000                $0
 and Chief Operating                1995     $140,097       $70,000               $0                    n/a                $0
 Officer..........................  1994      $10,606       $25,000               $0                 50,000                $0

JAMES D. HODGE, PH.D.               1996     $126,000       $12,600 (2)           $0                 15,000                $0
 Vice President and Chief           1995     $120,000       $25,000               $0                    n/a            $3,500 (5)
 Scientist........................  1994     $110,000       $15,000               $0                 32,500            $3,500 (5)

BENJAMIN GOLANT (6)                 1996     $115,000       $33,000 (2)           $0                 10,000                $0
 Vice President, Product            1995          n/a           n/a              n/a                 20,000 (6)           n/a
 Development......................  1994          n/a           n/a              n/a                    n/a               n/a
STEPHEN G. WASKO
 Vice President, Chief              1996     $115,500       $17,325 (2)           $0                 17,500                $0
 Financial Officer,                 1995     $105,833       $38,500               $0                    n/a                $0
 Treasurer and Secretary..........  1994      $93,750       $18,000               $0                  5,000                $0

-----------------
(1) None of the Named Officers had any restricted stock holdings as of December 31, 1996.

(2)  This bonus has not yet been distributed to this Named Officer.

(3) $66,094 of this amount represents payments to Mr. Smith for reimbursement of income taxes attributable to debt forgiveness from the preceding year and $7,800 of this amount represents reimbursement of automobile expenses.

(4)  Dr. Laves commenced employment with the Company in December 1994.

(5) This amount represents the balance forgiven in connection with a loan made to Dr. Hodge in April 1993.

(6) Mr. Golant commenced employment with the Company in January 1996. Mr. Golant was granted an option to purchase 20,000 shares of the Company's Common Stock on December 20, 1995, subject to the commencement of his employment in January 1996.

     OPTION GRANTS IN 1996

     The following table contains information concerning the grant of stock options by the Company to the Named Officers during 1996.

                                                     PERCENTAGE
                                    NUMBER OF         OF TOTAL
                                     SHARES           OPTIONS                                            POTENTIAL REALIZABLE
                                    UNDERLYING       GRANTED TO                                            VALUE AT ASSUMED
                                     OPTIONS         EMPLOYEES        EXERCISE OR                        ANNUAL RATES OF STOCK
                                     GRANTED         IN FISCAL         BASE PRICE     EXPIRATION          PRICE APPRECIATION
NAME                                  (1)(2)           YEAR            ($/SHARE)        DATE (1)           FOR OPTION TERM (2)
--------------------------------    ----------      -----------       ------------    --------------     ----------------------
                                                                                                           5%($)       10%($)
                                                                                                         ----------   ---------
Ora E. Smith....................      25,000            7.9%             $18.25          1/15/06          286,933     727,145
                                      50,000          15.88%             $17.25         12/20/06 (3)      542,422   1,374,603

Edward W. Laves, Ph.D...........      20,000           6.35%             $18.25          1/15/06          229,547     581,716
                                      40,000          12.70%             $17.25         12/20/06 (3)      433,937   1,099,682

James D. Hodge, Ph.D............       5,000           1.59%             $18.25          1/15/06           49,242     132,460
                                      10,000           3.18%             $17.25         12/20/96 (3)      108,484     274,921

Benjamin Golant.................      10,000           3.18%             $17.25         12/20/06 (3)      108,484     274,921

Stephen G. Wasko................       7,500           2.38%             $18.25          1/15/06           86,080     218,143
                                      10,000           3.18%             $17.25         12/20/06 (3)      108,484     274,921

-------------------
(1) Subject to certain restrictions, these options vest over a four-year period as follows: one-fourth of the options vest on the first anniversary of the grant date and one-thirty-sixth of the remaining options vest each month thereafter. The grant dates are 10 years prior to the respective expiration dates.
(2) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation only.
     Actual gains are dependent on the future performance of the Common Stock and the option holder's continued employment throughout the vesting period. The amounts reflected in the table may not necessarily be achieved.
(3) One-third of the options are subject to cancellation for each of three specified performance targets that are not met by the Company by the end of 1997.

     AGGREGATED OPTION EXERCISES IN 1996 AND YEAR-END 1996 OPTION VALUES

     The following table provides information concerning option exercises in 1996 by the Named Officers and concerning the Named Officers' unexercised options at December 31, 1996.

                                                                    NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                            SHARES ACQUIRED        VALUE             UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS AT
                            ON EXERCISE (#)     REALIZED($)       OPTIONS AT YEAR-END 1996 (#)        YEAR-END 1996 ($) (1)
                                                                 ------------------------------    ----------------------------
NAME                                                              EXERCISABLE   UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
-------------------------   ----------------    ------------     ------------   ---------------    -----------    -------------
Ora E. Smith..........               0           $      0            34,167        103,333           $237,815       $210,623
Edward W. Laves, Ph.D.           5,000           $ 98,750            15,833         89,167           $156,351       $288,024
James D. Hodge, Ph.D..          20,000           $371,700            40,448         50,627           $563,163       $463,209
Benjamin Golant.......               0           $      0             5,417         24,583           $      0       $      0
Stephen G. Wasko......           5,000           $118,500            21,165         33,585           $245,462       $186,158

---------------

(1) The value per option is calculated by subtracting the exercise price from the closing price of the Common Stock on the Nasdaq National Market on December 31, 1996 (the last business day of 1996) of $17.125.

     EMPLOYMENT AGREEMENTS - Effective January 1, 1997, the Company entered into employment agreements with each of Mr. Smith and Drs. Laves and Hodge. Each agreement terminates on December 31, 1997 and stipulates an annual base salary of $203,960, $170,000, and $126,000, respectively. On April 1, 1997 the
Company entered into an employment agreement with Mr. Riccitelli for a one-year period commencing April 21, 1997 and which stipulates an annual base salary of $150,000, a signing bonus of $25,000, a relocation bonus of $40,000, and reimbursement of Mr. Riccitelli's relocation expenses. Each agreement also includes a provision for a bonus to be paid at the discretion of the Board of Directors, severance payments if the executive is terminated other than for "Cause" as defined in such agreement, and certain non-competition and confidentiality provisions.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS


     The objectives of the Compensation Committee in determining the levels and components of executive compensation are (i) providing them with both cash and equity incentives to further the interests of the Company and its stockholders,
(ii) compensating them at appropriate levels, recognizing compensation levels of executive officers at other high technology companies at a comparable stage of development, and (iii) attracting outstanding executive officers to the Company. Generally, the compensation of all executive officers is composed of a base salary plus a discretionary bonus based upon achievement of specified goals. In addition, the Company grants stock options to tie potential compensation to stockholder return and to provide for compensation based upon the Common Stock performance over time.

     The Compensation Committee determined the terms of employment agreements for each of Mr. Smith and Drs. Laves and Hodge. In determining the base salaries of the executive officers, the Compensation Committee considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at high technology companies at a comparable stage of development, including other publicly-held companies that are developing products using superconducting materials, and the Company's general compensation practices. Based on these criteria, the employment agreement for Mr. Smith provides for a base salary of $203,960 for 1997. The base salaries under the employment agreements are effective through the end of 1997.

     Discretionary bonuses for each of the Company's executive officers are directly tied to achievement of specified goals of the Company and are a function of the criteria which the Compensation Committee believes appropriately take into account the specific areas of responsibility of the particular officer. For example, Dr. Laves has responsibility for product development, sales and manufacturing, among other areas, and Dr. Hodge has responsibility for advanced development goals and long-term technical positioning, among other areas. Mr. Smith's bonus for 1996 was based upon his level of achievement in the following areas, among others: meeting revenue and earnings targets, successfully developing and executing financing plans, solidifying the Company's technology position in the thick-film fabrication of superconductors and strengthening the Company's management team. The Compensation Committee also considered the bonuses paid to other executive officers in determining Mr. Smith's bonus. Mr. Smith's cash bonus for 1996 was $58,275.

     The Compensation Committee also granted stock options to executive officers and other employees in order to provide a long-term incentive which is directly tied to the performance of the Company's stock. These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit. The exercise price of these stock options was the fair market value of the Common Stock on the dates of grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. In making stock option grants to executives under the 1993 Stock Option Plan, the Compensation Committee considered a number of factors, including the performance of the executive, achievement of specific delineated goals, the responsibilities of the executive, review of compensation of executives in high technology companies at a comparable stage of development, and review of the number of stock options each executive currently possesses.

     In 1995, the Compensation Committee initiated an option grant program directed toward non-executive employees and tied to achievement of specific strategic goals. Consistent with the Company's philosophy of aligning employee and stockholder interests under the program, in 1996 options were granted upon the achievement of each of several strategic and operational milestones.

     In 1996, the Compensation Committee continued an option grant program directed toward its executive officers, including Mr. Smith, and tied to the Company's achievement of specific strategic goals. Consistent with the Company's philosophy of providing key personnel the opportunity for significant continuing equity participation and aligning employee and stockholder interests over a longer investment horizon, a portion of options granted under the program are subject to the Company's achievement of certain specific strategic and operational milestones by the end of 1997, including order levels, financing goals and earnings and revenue goals.

     The Company has also conditioned a portion of the 1997 bonuses for executive officers, including Mr. Smith, upon the Company's achievement of the above described performance objectives.

COMPLIANCE WITH SECTION 162(M)- The Compensation Committee currently intends for all compensation paid to the executive officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). Section 162(m) provides that compensation paid to the executive officers in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, such compensation is performance based, is established by a committee of independent directors, is objective and the plan or agreement providing for such performance based compensation has been approved in advance by stockholders. The Compensation Committee believes that the requirements of Section 162(m) may arbitrarily impact the Company. In the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.




                            COMPENSATION COMMITTEE
            ------------------------------------------------------
            Paul G. Yovovich, Chairman (through January 17, 1997)
                             Leonard A. Batterson
                                Steven Lazarus
                 Tom L. Powers (commencing October 25, 1996)

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns during the period commencing on October 26, 1993, the date of the Company's initial public offering, and ending on December 31, 1996, for the Company, the Nasdaq Market Composite Index and an index of peer companies selected by the Company. The comparison assumes $100 was invested on October 26, 1993, in the Common Stock, the Nasdaq Market Composite Index and the peer group of companies selected by the Company and assumes the reinvestment of all dividends, if any. Although the Common Stock was offered at $11.25 in the initial public offering, the performance graph must begin with the closing price of the Common Stock on the date of the initial public offering, which was $14.75.


                     COMPARISON OF CUMULATIVE TOTAL RETURNS


                                        10/26/93  12/31/93  12/31/94  12/31/95  12/31/96
                                        --------  --------  --------  --------  --------
Illinois Superconductor Corporation       100.00     72.88     57.63    115.25    116.10
Nasdaq National Market Composite Index    100.00     98.64    103.56    134.33    166.92
Peer Group                                100.00     73.91     65.06    113.99    108.94

     The companies in the peer group, all of which are in the wireless communication equipment market or superconductor product market, are: Illinois Superconductor Corporation, Superconductor Technologies Inc., Conductus, Inc., Qualcomm Inc. and Stanford Telecommunications, Inc.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Batterson, who has been a member of the Compensation Committee since August 19, 1993, a member of the Executive Committee since January 17, 1997, and who is a member of the Board of Directors, is a general partner of BJ&W, which beneficially owns more than five percent of the Company's outstanding Common Stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of February 28, 1997, certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each Named Officer and (iv) all Company executive officers and directors as a group.


                                                                      NUMBERS OF        PERCENT OF
                                                                        SHARES            SHARES
                                                                     BENEFICIALLY      BENEFICIALLY
                        NAME AND ADDRESS                               OWNED(1)           OWNED
-----------------------------------------------------------------    ------------       -----------
Batterson Johnson & Wang L.P. (2)................................       598,018           11.4%
Sheldon Drobny (3)...............................................       426,313            8.3
Aaron Fischer (4)................................................       376,302            7.3
State of Illinois (5)............................................       360,944            6.7
Stewart Shiman (6)...............................................       335,485            6.6
Ora E. Smith (7).................................................       115,952            2.3
James D. Hodge, Ph.D. (8)........................................        52,249            1.0
Stephen G. Wasko (9).............................................        29,202             *
Edward W. Laves, Ph.D. (9).......................................        25,417             *
Paul G. Yovovich (10)............................................        13,000             *
Benjamin Golant (9).............................................         7,083             *
Peter S. Fuss (9)................................................         3,333             *
Tom L. Powers....................................................         2,400             *
Leonard A. Batterson (11)........................................         2,000             *
Steven Lazarus (9)...............................................         2,000             *
Michael J. Friduss...............................................         1,000             *
All executive officers and directors as a group
  (14 persons) (12)..............................................       258,360            5.0

* Denotes beneficial ownership less than one percent.
(1) Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them.
(2) Includes 221,515 shares issuable upon exercise of warrants presently exercisable. The address of the stockholder is 303 West Madison Street, Chicago, Illinois 60606.
(3) Includes 84,603 shares issuable upon exercise of warrants presently exercisable. Includes 73,402 shares held by Drobny/Fischer General Partnership ("DFGP"). Mr. Drobny is a general partner of DFGP and in such capacity he shares voting and investment power with respect to shares held by DFGP and therefore may be deemed the beneficial owner of the shares of Common Stock directly held by DFGP. Includes 7,688 shares held by Paradigm Venture Investors, L.L.C. ("Paradigm"). Mr. Drobny is the managing director of Paradigm and in such capacity he shares voting and investment power with respect to shares held by Paradigm and therefore may be deemed the beneficial owner of the shares of Common Stock directly held by Paradigm. The address of the stockholder is 95 Revere Drive, Suite A, Northbrook, Illinois 60062.
(4) Includes 117,149 shares issuable upon exercise of warrants presently exercisable. Includes 73,402 shares held by DFGP. Mr. Fischer is a general partner of DFGP and in such capacity he shares voting and investment power with respect to shares held by DFGP and therefore may be deemed the beneficial owner of the shares of Common Stock directly held by DFGP. Includes 7,688 shares held by Paradigm. Mr. Fischer shares voting and investment power with respect to shares held by Paradigm and therefore may be deemed the beneficial owner of the shares of Common Stock directly held by Paradigm. The address of the stockholder is 95 Revere Drive, Suite A, Northbrook, Illinois 60062.
(5) Includes 69,080 shares issuable upon exercise of warrants presently exercisable. The Company has been advised by the Illinois Department of Commerce and Community Affairs ("DCCA") that because of Illinois state law and regulations, DCCA cannot exercise its voting rights with respect to the shares of Common Stock it holds. As a result, pursuant to a written proxy dated June 8, 1994, DCCA has given its irrevocable proxy for all of the voting securities of the Company it now or hereafter owns to the individual who is the chief executive officer of the Company. The address of the stockholder is Illinois Department of Commerce and Community Affairs, 100 West Randolph, Chicago, Illinois 60601.
(6) Includes 93,642 shares issuable upon exercise of warrants presently exercisable. Includes 7,688 shares held by Paradigm. Mr. Shiman shares voting and investment power with respect to shares held by Paradigm and therefore may be deemed the beneficial owner of the shares of Common Stock directly held by Paradigm. The address of the stockholder is 95 Revere Drive, Suite A, Northbrook, Illinois 60062.
(7) Includes 46,979 shares issuable upon exercise of options exercisable currently or within 60 days of February 28, 1997. Excludes 291,864 shares held by the State of Illinois and 69,080 shares issuable upon exercise of warrants presently exercisable and held by the State of Illinois. Mr. Smith, as the chief executive officer of the Company, has an irrevocable proxy to vote these shares. Therefore, Mr. Smith may be deemed the beneficial owner of the shares of Common Stock directly owned by the State of Illinois. Mr. Smith disclaims this beneficial ownership.
(8) Includes 52,224 shares issuable upon exercise of options exercisable currently or within 60 days of February 28, 1997.
(9) Represents shares issuable upon exercise of options exercisable currently or within 60 days of February 28, 1997.
(10) Includes 12,000 shares issuable upon exercise of options exercisable currently or within 60 days of February 28, 1997.
(11) Represents shares issuable upon exercise of options exercisable currently or within 60 days of February 28, 1997. Excludes 376,503 shares held by BJ&W and 221,515 shares issuable upon exercise of warrants presently exercisable and held by BJ&W. Mr. Batterson is the managing general partner of BJ&W and in such capacity he shares voting and investment power with respect to shares held by BJ&W and therefore may be deemed the beneficial owner of the shares of Common Stock directly owned by BJ&W.
     Mr. Batterson disclaims this beneficial ownership.
(12) Includes 184,612 shares issuable upon exercise of options exercisable currently or within 60 days of February 28, 1997.

                                   PROPOSAL 2
                    AMENDMENT TO THE 1993 STOCK OPTION PLAN

BACKGROUND
     On August 19, 1993, the Board of Directors adopted the Illinois Superconductor Corporation 1993 Stock Option Plan (the "Old Plan") pursuant to which options to acquire up to 380,000 shares of Common Stock were authorized for issuance. In 1994, the size of the Old Plan was increased to reserve an aggregate of 455,000 shares of Common Stock. This increase reserved 375,000 shares of Common Stock for issuance to employees and consultants and 80,000 shares for non-employee directors. In 1994, the stockholders of the Company also approved the amendment and restatement of the Old Plan and adopted the 1993 Stock Option Plan. In 1995, stockholders approved an increase of an additional 200,000 shares to be reserved for issuance to employees and consultants under the 1993 Stock Option Plan. In 1996, stockholders approved a further increase of 400,000 shares to be reserved for issuance to employees and consultants under the 1993 Stock Option Plan, bringing the total number of shares of Common Stock reserved under the 1993 Stock Option Plan to 1,055,000.

     On February 28, 1997, the Board of Directors voted to present a Third Amendment to the 1993 Stock Option Plan (the "Amendment"), which is set forth in Exhibit A, for stockholder approval at the Annual Meeting. The Amendment provides for (1) an additional 650,000 shares to the 1993 Stock Option Plan, of which 600,000 are reserved for employees and consultants and 50,000 shares are reserved for non-employee directors, and (2) amendments to the 1993 Stock Option Plan that will permit the Company to allow for assignments and transfers of options granted under the 1993 Stock Option Plan in accordance with option agreements to be entered into by the participant and the Company in connection with the grant of options under the 1993 Stock Option Plan. Assuming the adoption of Proposal 2, if options for all 1,705,000 shares of Common Stock available under the 1993 Stock Option Plan were issued, such shares would constitute approximately 25% of the issued and outstanding Common Stock on April 14, 1997. The Amendment will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, at the Annual Meeting.
The Board believes that the size of the 1993 Stock Option Plan, as amended, is appropriate.

     The Board of Directors believes that the well recognized benefits of stock option plans outweigh any burden to the stockholders attendant to the award of incentive options, and include (i) the encouragement of the acquisition of key employees of a proprietary interest in the Company; (ii) the ability to fashion attractive incentive awards based upon the performance of the Company and the price for Common Stock; and (iii) better alignment of the interests of employees, non-employee directors and consultants with the interests of the Company's stockholders. In adopting the Amendment, the Board of Directors noted that many other companies have adopted equity plans to compensate their employees and non-employee directors with size comparable to that to be affected by the Amendment. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENT TO THE 1993 STOCK OPTION PLAN, AND BELIEVES THAT THE AMENDMENT IS APPROPRIATE TO COMPENSATE EMPLOYEES, NON-EMPLOYEE DIRECTORS AND CONSULTANTS.

     The following brief summary of certain features of the 1993 Stock Option Plan is qualified in its entirety by reference to the full text of the 1993 Stock Option Plan, as previously amended, which is set forth in Exhibit B.

SUMMARY OF PROVISIONS

     The 1993 Stock Option Plan is administered by the Compensation Committee of the Board of Directors which is authorized in its discretion, subject to the provisions of the 1993 Stock Option Plan, to allocate options to such employees (including officers), consultants and non-employee directors of the Company as the Compensation Committee may select and to determine the number of shares covered by each option. Certain options will also be granted to non-employee members of the Board of Directors based on a formula, all as described below. During any calendar year, options for no more than 100,000 shares of Common Stock shall be granted to any employee, consultant or outside director. An employee who has been granted an option may be granted additional options. Certain stock options (as described below) were granted to a group of key management personnel in 1996, including directors and officers of the Company.

     On the date of the annual meeting of stockholders of the Company in each calendar year, each non-employee director who is elected or reelected at that meeting, or whose term of office does not expire at that meeting, shall be automatically granted an option to purchase 3,000 shares of Common Stock; provided that no such automatic annual grant shall be made to a non-employee director (i) who is first elected to the Board of Directors at such annual meeting or was first elected to the Board of Directors within three months prior to such annual meeting, or (ii) if there are not sufficient shares remaining and available to all non-employee directors eligible for an automatic annual grant at the time at which an automatic annual grant would otherwise be made. Each option granted pursuant to this formula to non-employee directors shall be as follows: (i) the term of the options shall be ten years, (ii) the option shall become exercisable cumulatively with respect to one-third of the shares of Common Stock on each of the first, second and third anniversaries of the date of grant; and (iii) the exercise price per share of Common Stock shall be the fair market value on the date of grant of the option.

     Assuming stockholder approval of the Amendment, an aggregate of 1,705,000 shares of Common Stock, which may be authorized and unissued or treasury shares, will be available for issuance under the 1993 Stock Option Plan. If any option granted under the 1993 Stock Option Plan shall expire or terminate for any reason without having been exercised in full, options for the unpurchased shares subject thereto may again be granted under the 1993 Stock Option Plan.

     Any options may be exercised in whole or in part at such times and upon such terms and conditions as the Compensation Committee shall determine, in accordance with the 1993 Stock Option Plan. If approved by the Compensation Committee, payment may be made by (i) delivering Common Stock already owned by the option holder, (ii) executing and delivering a note satisfactory to the Compensation Committee; (iii) authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the option having a total fair market value on the date of delivery equal to the exercise price of such option; (iv) delivery of cash by a broker-dealer to whom the option holder has submitted an irrevocable notice of exercise; and (v) any combination of the foregoing.

     Subject to shareholder approval of Proposal 2, options granted under the 1993 Stock Option Plan may be assigned or transferred by will or laws of descent or distribution, or otherwise if the option agreement entered into by the option grantee and the Company in connection with the option grant so provides. Currently, options may be assigned or transferred only by will or laws of descent or distribution. If an option holder's employment by the Company, or term as director, ends, the option will generally terminate upon the earlier of the expiration date of the option or the time specified in the option agreement.

     The option price of the stock which may be purchased pursuant to the exercise of each option under the 1993 Stock Option Plan are determined by the Compensation Committee in its sole discretion. On April 14, 1997, the closing price of a share of the Common Stock on the Nasdaq National Market was $16 7/8 per share.

     Upon the happening of certain circumstances, such as a stock dividend, split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the Company will appropriately adjust the number of shares available under the 1993 Stock Option Plan, the number of shares covered by outstanding options and the exercise price of such outstanding options.

     The Compensation Committee is authorized to construe the provisions of the 1993 Stock Option Plan and to adopt rules and regulations for administering the 1993 Stock Option Plan to the extent consistent with Rule 16b-3 under the 1934 Act. The 1993 Stock Option Plan may be amended as provided in the 1993 Stock Option Plan from time to time by the Board of Directors or by the Compensation Committee, provided that the consent of the affected option holder shall be necessary to alter or impair any options which have been previously granted.
No options may be granted under the 1993 Stock Option Plan on or after August 31, 2003.

     Notwithstanding any other provisions of the 1993 Stock Option Plan, unless the Compensation Committee shall otherwise provide, upon a sale of the Company, sale of substantially all of the assets of the Company or certain business combinations, an option holder shall have the right, whether such option is fully exercisable or may otherwise be realizable by the option holder, if such option holder would not be permitted to exercise an option or portion of an option without loss or liability, or if the Board of Directors determines that the option holder may not be permitted to exercise the same rights or receive the same consideration with respect to the sale of the Company that a stockholder would receive, such option holder can elect to surrender all or part of such option in exchange for cash proceeds equal to the difference between the sale price of the Company on a per share basis and the option exercise price.

     As of April 14, 1997, stock options for 901,179 shares have been granted under the terms of the 1993 Stock Option Plan. The benefits to be received by participants in the 1993 Stock Option Plan are not currently determinable.

PROPOSED AMENDMENT
     The principal reason for amending the 1993 Stock Option Plan at this time is to provide for an increase in the number of shares available for future grant under the 1993 Stock Option Plan. An aggregate of 1,055,000 shares have previously been authorized for issuance upon exercise of options since the 1993 Stock Option Plan was originally approved by stockholders in 1994. The Amendment would provide authorization for the grant of an additional 650,000 shares under the 1993 Stock Option Plan. As of April 14, 1997, the Company had 5,048,064 shares outstanding. If options for all shares, including this additional authorization, thus available under the 1993 Stock Option Plan were issued, these shares would constitute approximately 25% of the Common Stock outstanding on such date.

                              NEW PLAN BENEFITS
                            1993 STOCK OPTION PLAN

NAME AND POSITION                                                  DOLLAR VALUE ($) (1)           NUMBER OF UNITS (2)
----------------------------------------------------------         --------------------           -------------------
Ora E. Smith, President and Chief Executive Officer......                     --                        75,000
Edward W. Laves, Ph.D., Executive Vice President and
Chief Operating Officer..................................                     --                        60,000
James D. Hodge, Ph.D., Vice President and Chief Scientist                     --                        15,000
Benjamin Golant, Vice President, Product Development.....                     --                        10,000
Stephen G. Wasko, Vice President, Chief Financial
Officer, Treasurer and Secretary.........................                     --                        17,500
Executive Group..........................................                     --                       228,750
Non-Employee Director Group..............................                     --                        32,000
Non-Executive Officer Employee Group.....................                     --                        86,157

-----------------
(1) The dollar value of the grants is indeterminate at this time as these grants are subject to a vesting schedule and the value of the grants are dependent on the price of the Common Stock achieving levels above the grant price. All of the grants were granted at the fair market value of the Common Stock on the date of grant.
(2)  These options were granted in 1996 pursuant to the 1993 Stock Option
     Plan.


EFFECT OF FEDERAL INCOME TAXATION

     Stock options granted under the 1993 Stock Option Plan may be either incentive stock options intended to qualify under Section 422 of the Code ("ISOs") or NQSOs. The following summary of tax consequences with respect to the stock options that may be granted under the 1993 Stock Option Plan is not comprehensive and is based upon laws and regulations in effect on April 25, 1997. Such laws and regulations are subject to change.

     There are generally no federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. On exercise of an ISO, the option holder will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the option holder under the alternative minimum tax provisions of the Code. Generally, if the option holder disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the option holder will recognize compensation income and the Company will then be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the option holder will be treated as a capital gain. On exercise of a NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the participant as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares acquired upon exercise of a NQSO will generally result in a capital gain or loss for the option holder, but will have no tax consequences for the Company. See "Report of Compensation Committee of the Board of Directors" for the description of the implications of Section 162(m) of the Code.

     In the event any payments or rights accruing to an option holder upon a "change in control" constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments or rights accruing and the other income of the option holder from the Company, the option holder may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction to the extent such payments might constitute "excess parachute payments" under Section 280G of the Code.

                                   PROPOSAL 3
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed Ernst & Young LLP, independent certified public accountants, as auditors of the Company's financial statements for 1997. Ernst & Young LLP has acted as auditors for the Company since the Company's inception in October 1989.

     The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board of Directors' appointment of Ernst & Young LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Ernst & Young LLP, the Board of Directors will interpret this as an instruction to seek other auditors. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS FOR 1997.

     It is expected that representatives of Ernst & Young LLP will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

                        MISCELLANEOUS AND OTHER MATTERS

     SOLICITATION - The cost of this proxy solicitation will be borne by the Company. The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

     PROPOSALS OF STOCKHOLDERS - Proposals of stockholders intended to be considered at the 1998 Annual Meeting of Stockholders must be received by the Secretary of the Company not less than 120 days nor more than 150 days prior to May 8, 1998.

     OTHER BUSINESS - The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

     ADDITIONAL INFORMATION - THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR ITS YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, UPON THE WRITTEN REQUEST OF ANY PERSON WHO IS A STOCKHOLDER AS OF THE RECORD DATE, AND WILL PROVIDE COPIES OF THE EXHIBITS TO SUCH ANNUAL REPORT UPON PAYMENT OF A REASONABLE FEE WHICH SHALL NOT EXCEED THE COMPANY'S REASONABLE EXPENSES INCURRED IN CONNECTION THEREWITH. REQUESTS FOR SUCH MATERIALS SHOULD BE DIRECTED TO ILLINOIS SUPERCONDUCTOR CORPORATION, 451 KINGSTON COURT, MOUNT PROSPECT, ILLINOIS 60056, ATTENTION: SECRETARY.

                                     By order of the Board of Directors,




                                     /s/ Stephen G. Wasko
                                     Stephen G. Wasko
                                     Secretary

Mount Prospect, Illinois
May 8, 1997

                                                                      EXHIBIT A



                             THIRD AMENDMENT TO THE
                      ILLINOIS SUPERCONDUCTOR CORPORATION
                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN

     RESOLVED, that the Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan, as amended (the "Plan") be and hereby is amended, subject to stockholder approval, effective June 11, 1997, as follows:

                                       I

     Section 3 (which describes the maximum aggregate number of shares issuable under the Plan) hereby is amended by deleting the first sentence of the first paragraph thereof and inserting in its place the following sentence:

     "Subject to the provisions of Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 1,705,000, 1,575,000 of which shall be reserved for issuance to Employees and Consultants and 130,000 of which shall be reserved for issuance to Outside Directors, and such Shares are hereby made available and shall be reserved for issuance under this Plan."


                                       II

     Section 9 (which discusses the restrictions on transferability of options granted under the Plan) hereby is amended and restated in its entirety to read as follows:

     "9. Non-transferability of Options. Except as otherwise provided in an Option Agreement, an Option granted hereunder shall by its terms not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution. Except as otherwise provided in an Option Agreement, an Option may be exercised during the Optionee's lifetime only by the Optionee."

                                      III

     In all other respects, the Plan shall continue in full force and effect.



Dated: February 28, 1997

                                   By Order of the Board of Directors,


                                   /s/ Stephen G. Wasko
                                   Stephen G. Wasko
                                   Secretary

                                                                       EXHIBIT B

                      ILLINOIS SUPERCONDUCTOR CORPORATION
                             a Delaware corporation

                              Amended and Restated
                             1993 Stock Option Plan

     1. Purpose. The purposes of this Amended and Restated 1993 Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees, Consultants and Outside Directors of Illinois Superconductor Corporation, a Delaware corporation (the "Company"), and to promote the success of the Company's business.

     Options granted hereunder may, consistent with the terms of this Plan, be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Committee and as reflected in the terms of the written option agreement.

     2. Definitions. As used in this Plan, the following definitions shall apply:

     (a) "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

     (c) "Committee" means the Committee appointed by the Board or otherwise determined in accordance with Section 4(a) of this Plan.

     (d) "Common Stock" means the common stock of the Company, par value $.001 per share.

     (e) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services; provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

     (f) "Continuous Status as an Employee, Consultant or Outside Director" means the absence of any interruption or termination of service as an Employee, Consultant or Outside Director, as applicable. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of sick leave or military leave, any other leave provided pursuant to a written policy of the Company in effect at the time of determination, or any other leave of absence approved by the Board or the Committee; provided that such leave is for a period of not more than the greatest of (i) 90 days, (ii) the date of the resumption of such service upon the expiration of such leave which is guaranteed by contract or statute or is provided in a written policy of the Company which was in effect upon the commencement of such leave, or
(iii) such period of leave as may be determined by the Board or the Committee in its sole discretion.

     (g) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3), or any successor definition adopted by the Commission, provided the person is also an "outside director" under Section 162(m) of the Code.

     (h) "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company, including employees who are also officers or directors or both of the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     (j) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, and the rules and regulations promulgated thereunder.

     (k) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (l) "Option" means a stock option granted pursuant to this Plan.

     (m) "Optioned Stock" means the Common Stock subject to an Option.

     (n) "Optionee" means an Employee, Consultant or Outside Director who receives an Option.

     (o) "Outside Director" means any member of the Board of Directors of the Company who is not an Employee or Consultant.

     (p) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (q) "Plan" means this Illinois Superconductor Corporation 1993 Stock Option Plan, as amended from time to time.

     (r) "Rule 16b-3" means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Securities and Exchange Commission.

     (s) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

     (t) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Scope of Plan. Subject to the provisions of Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 455,000, 375,000 of which shall be reserved for issuance to Employees and Consultants and 80,000 of which shall be reserved for issuance to Outside Directors, and such Shares are hereby made available and shall be reserved for issuance under this Plan. The Shares may be authorized but unissued, or reacquired, Common Stock.

     If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares subject thereto shall (unless this Plan shall have terminated) become available for grants of other Options under this Plan.

     4. Administration of Plan.

     (a) Procedure. This Plan shall be administered by the Committee appointed pursuant to this Section 4(a). The Committee shall consist of two or more Outside Directors appointed by the Board, but all Committee members must be Disinterested Persons. If the Board fails to appoint such persons, the Committee shall consist of all Outside Directors who are Disinterested Persons.

     (b) Powers of Committee. Subject to Section 5(b) below and otherwise subject to the provisions of this Plan, the Committee shall have full and final authority in its discretion to: (i) grant Incentive Stock Options and Nonstatutory Stock Options, (ii) determine, upon review of relevant information and in accordance with Section 7 below, the Fair Market Value of the Common Stock; (iii) determine the exercise price per share of Options to be granted, in accordance with this Plan, (iv) determine the Employees and Consultants to whom, and the time or times at which, Options shall be granted, and the number of shares to be represented by each Option; (v) cancel, with the consent of the Optionee, outstanding Options and grant new Options in substitution therefor;
(vi) interpret this Plan; (vii) accelerate or defer (with the consent of Optionee) the exercise date of any Option; (viii) prescribe, amend and rescind rules and regulations relating to this Plan; (ix) determine the terms and provisions of each Option granted (which need not be identical) by which Options shall be evidenced and, with the consent of the holder thereof, modify or amend any provisions (including without limitation provisions relating to the exercise price and the obligation of any Optionee to sell purchased Shares to the Company upon specified terms and conditions) of any Option; (x) require withholding from or payment by an Optionee of any federal, state or local taxes; (xi) appoint and compensate agents, counsel, auditors or other specialists as the Committee deems necessary or advisable; (xii) correct any defect or supply any omission or reconcile any inconsistency in this Plan and any agreement relating to any Option, in such manner and to such extent the Committee determines to carry out the purposes of this Plan, and; (xiii) construe and interpret this Plan, any agreement relating to any Option, and make all other determinations deemed by the Committee to be necessary or advisable for the administration of this Plan.

     A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee. A member of the Committee shall not participate in any decisions with respect to himself under this Plan.

     (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under this Plan.

     5. Eligibility.

     (a) Options may be granted to any Employee, Consultant or Outside Director as the Committee may from time to time designate, provided that (i) Incentive Stock Options may be granted only to Employees, and (ii) Options may be granted to Outside Directors only in accordance with the provisions of Section 5(b) below. In selecting the individuals to whom Options shall be granted, as well as in determining the number of Options granted, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of this Plan. Subject to the provisions of Section 3 above, an Optionee may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine. During any calendar year, Options for no more than 100,000 shares of Common Stock shall be granted to any individual Employee, Consultant or Outside Director.

     (b) All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

     (i) No person shall have any discretion to select which Outside Directors shall be granted options or to determine the number of Shares to be covered by options granted to Outside Directors; provided, that nothing in this Plan shall be construed to prevent an Outside Director from declining to receive an Option under this Plan.

     (ii) Each Outside Director who is first elected to the Board after the adoption of this Plan shall be automatically granted on the date of such election (whether by the stockholders or by the Board of Directors) an Option to purchase 10,000 Shares (subject to adjustment as provided in Section 10 below). On the date of the Annual Meeting of Stockholders of the Company in each calendar year commencing with the first Annual Meeting of the Stockholders of the Company held after the adoption of this Plan, each Outside Director who is elected or reelected at that meeting, or whose term of office does not expire at that meeting, shall be automatically granted an option to purchase 2,000 Shares (subject to adjustment as provided in Section 10 below); provided that no such automatic annual grant shall be made to an Outside Director (i) who is first elected to the Board at such Annual Meeting or was first elected to the Board within three months prior to such Annual Meeting, or (ii) if there are not sufficient shares remaining and available to all Outside Directors eligible for an automatic annual grant at the time at which an automatic annual grant would otherwise be made under this Section 5(b).

     (iii) The terms of each Option granted under this Section 5(b) shall be as follows:

              (A) the term of the option shall be ten (10) years;

                    (B) the Option shall become exercisable
                    cumulatively with respect to one-third of the Shares on each of the first, second and third anniversaries of the date of grant; provided, however, that in no event shall any option be exercisable prior to obtaining stockholder approval of this Plan; and

                    (C) the exercise price per share of Common
                    Stock shall be 100% of the "Fair Market
                    Value" (as defined in Section 7(b) below) on the date of grant of the Option.

     (c) Each Option granted under Section 5(b) above shall be a Nonstatutory Stock Option. Each other Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designations, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Options shall be taken into account in the order in which they are granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (d) This Plan shall not confer upon any Optionee any right with respect to continuation of employment by or the rendition of services to the Company or any Parent or Subsidiary, nor shall it interfere in any way with his or her right or the right of the Company or any Parent or Subsidiary to terminate his or her employment or services at any time, with or without cause. The terms of this Plan or any Options granted hereunder shall not be construed to give any Optionee the right to any benefits not specifically provided by this Plan or in any manner modify the Company's right to modify, amend or terminate any of its pension or retirement plans.

     6. Term of Plan. This Plan shall become effective upon the later to occur of its adoption by the Board of Directors of the Company (such adoption to include the approval of at least two Outside Directors) or its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of this Plan, and shall terminate no later than August 31, 2003. No grants shall be made under this Plan after the date of termination of this Plan. Any termination, either partially or wholly, shall not affect any Options then outstanding under this Plan.

     7. Exercise Price and Consideration.

     (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee as follows:

     (i) In the case of an Incentive Stock Option granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, but if granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

     (ii) In the case of an Incentive Stock Option granted to any person other than an Outside Director, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, but if granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant. The exercise price of Options granted pursuant to Section 5(b) above shall be 100% of the Fair Market Value on the date of grant of the Option.

     For purposes of this Section 7(a), if an Option is amended to reduce the exercise price, the date of grant of such option shall thereafter be considered to be the date of such amendment.

     (iii) With respect to (i) or (ii) above, the per Share exercise price is subject to adjustment as provided in Section 10 below.

     (b) Fair Market Value. The "Fair Market Value" of the Common Stock shall be determined by the Committee in its discretion; provided, that if the Common Stock is listed on a stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by the exchange, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or if not listed on an exchange but traded on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), the Fair Market Value per Share shall be the closing price per share of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by NASDAQ, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or, if the Common Stock is otherwise publicly traded, the mean of the closing bid price and asked price for the last known sale.

     (c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash;
(ii) check; (iii) the Optionee's personal interest bearing full recourse promissory note with such terms and provisions as the Committee may authorize (provided that no person who is not an Employee of the Company may purchase Shares with a promissory note); (iv) other Shares of Common Stock which (X) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly from the Company, and
(Y) have a Fair Market Value on the date of surrender (determined without regard to any limitations on transferability imposed by securities laws) equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (v) any combination of such methods of payment; or (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

     (d) Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Optionee for Federal income tax purposes with respect to an option, the Optionee shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock underlying the subject option, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied so as to avoid liability thereunder. The obligations of the Company under this Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Optionee.

     8. Options.

     (a) Term of Option. The term of each Option granted (other than an Option granted under Section 5(b) above) shall be for a period of no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option Agreement.

     (b) Exercise of Options.

     (i) Procedure for Exercise; Rights as a Shareholder. Any Option granted under this Plan (other than an Option granted pursuant to Section 5(b) above) shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall otherwise be permissible under the terms of this Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7 of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. If the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to Section 5(b) above, the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 10 of this Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (ii) Method of Exercise. An Optionee may exercise an Option, in whole or in part, at any time during the option period by the Optionee's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (A) by delivering Common Stock already owned by the Optionee having a total Fair Market Value on the date of such delivery equal to the exercise price of the subject Option; (B) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (C) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the exercise price of the subject Option; (D) by the delivery of cash by a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (E) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted. No shares of Common Stock shall be issued until full payment therefor has been made. An Optionee shall have all of the rights of a shareholder of the Company holding the class of Common Stock that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Optionee has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official shareholder records as having been issued or transferred.

     (iii) Termination of Status as an Employee, Consultant or Outside Director. If an Optionee's Continuous Status as an Employee, Consultant or Outside Director (as the case may be) is terminated for any reason whatever, such Optionee may, but only within such period of time as provided in the Option agreement, after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option agreement), exercise the Option to the extent that such Employee, Consultant or Outside Director was entitled to exercise it at the date of such termination pursuant to the terms of the Option agreement. To the extent that such Employee, Consultant or Outside Director was not entitled to exercise the Option at the date of such termination, or if such Employee, Consultant or Outside Director does not exercise such Option (which such Employee, Consultant or Outside Director was entitled to exercise) within the time specified in the Option agreement, the Option shall terminate.

     (iv) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Option agreement and the discretion of the Committee, the Company may at the request of the Optionee; (A) lend to the Optionee, with recourse, an amount equal to such portion of the option exercise price as the Committee may determine; or (B) guarantee a loan obtained by the Optionee from a third-party for the purpose of tendering the option exercise price.

     9. Non-transferability of Options. An Option granted hereunder shall by its terms not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

     10. Adjustments Upon Changes in Capitalization or Merger.

     (a) Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under this Plan but as to which no Options have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option, and the number of shares of Common Stock subject to each outstanding Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

     (c) Sale or Merger. "Sale" means: (i) sale (other than a sale by the Company) of securities entitled to more than 75% of the voting power of the Company in a single transaction or a related series of transactions; or (ii) sale of substantially all of the assets of the Company; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, as a result of which the persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not own securities immediately after the reorganization, merger or consolidation entitled to more than 25% of the voting power of the reorganized, merged or consolidated company. Immediately prior to a Sale, each Optionee may exercise his or her Option as to all Shares then subject to the Option, regardless of any vesting conditions otherwise expressed in the Option. Voting power, as used in this Section 10(c), shall refer to those securities entitled to vote generally in the election of directors, and securities of the Company not entitled to vote but which are convertible into, or exercisable for, securities of the Company entitled to vote generally in the election of directors shall be counted as if converted or exercised, and each unit of voting securities shall be counted in proportion to the number of votes such unit is entitled to cast.

     (d) Purchased Shares. No adjustment under this Section 10 shall apply to any purchased Shares already deemed issued at the time any adjustment would occur.

     (e) Notice of Adjustments. Whenever the purchase price or the number or kind of securities issuable upon the exercise of the Option shall be adjusted pursuant to Section 10, the Company shall give each Optionee written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, and the method by which such adjustment was calculated.

     (f) Certain Cash Payments. If an Optionee would not be permitted to exercise an Option or any portion thereof (for purposes of this subsection (f) only, each such Option being referred to as a "Subject Option") or dispose of the Shares received upon the exercise thereof without loss or liability (other than a loss or liability for the exercise price, applicable withholding or any associated transactional cost), or if the Board determines that the Optionee may not be permitted to exercise the same rights or receive the same consideration with respect to the Sale of the Company as a shareholder of the Company with respect to any Subject Options or portion thereof or the Shares received upon the exercise thereof, then notwithstanding any other provision of this Plan and unless the Committee shall provide otherwise in an agreement with such Optionee with respect to any Subject Options, such Optionee shall have the right, whether or not the Subject Option is fully exercisable or may be otherwise realized by the Optionee, by giving notice during the 60-day period from and after a Sale to the Company, to elect to surrender all or part of any Subject Options to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the "Sale Price" (as defined herein) per share of Common Stock on the date of such election shall exceed the amount which the Optionee must pay to exercise the Subject Options per share of Common Stock under such Subject Options (the "Spread") multiplied by the number of shares of Common Stock granted under the Subject Options as to which the right granted hereunder shall be applicable and shall have been exercised; provided, however, that if the end of such 60-day period from and after a Sale is within six months of the date of grant of a Subject Option held by an Optionee (except an Optionee who has deceased during such six month period) who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act), such Subject Option shall be canceled in exchange for a payment to the Optionee, effective on the day which is six months and one day after the date of grant of such Subject Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Subject Option. With respect to any Optionee who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act), the 60-day period shall be extended, if necessary, to include the "window period" of Rule 16(b)-3 which first commences on or after the date of the Sale, and the Committee shall have sole discretion, if necessary, to approve the Optionee's exercise hereunder and the date on which the Spread is calculated may be adjusted, if necessary, to a later date if necessary to avoid liability to such Optionee under Section 16(b). For purposes of the Plan, "Sale Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Sale or (b) if the Sale is the result of a tender or exchange offer or a corporate transaction, the highest price per share of Common Stock paid in such tender or exchange offer or a corporate transaction, except that, in the case of Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date such Incentive Stock Option is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

     (g) Mitigation of Excise Tax. If any payment or right accruing to an Optionee under this Plan (without the application of this Section), either alone or together with other payments or rights accruing to the Optionee from the Company or an affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), the Committee may in each particular instance determine to (a) reduce such payment or right to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code, or (b) take such other actions, or make such other arrangements or payments with respect to any such payment or right as the Committee may determine in the circumstances. Any such determination shall be made by the Committee in the exercise of its sole discretion, and such determination shall be conclusive and binding on the Optionee. The Optionee shall cooperate as may be requested by the Committee in connection with the Committee's determination, including providing the Committee with such information concerning such Optionee as the Committee may deem relevant to its determination.

     11. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee, Consultant or Outside Director to whom an Option is so granted within a reasonable time after the date of such grant. If the Committee cancels, with the consent of Optionee, any Option granted under this Plan, and a new Option is substituted therefor, the date that the canceled Option was originally granted shall be the date used to determine the earliest date for exercising the new substituted Option under Section 7 so that the Optionee may exercise the substituted Option at the same time as if the Optionee had held the substituted Option since the date the canceled Option was granted.

     12. Amendment and Termination of Plan.

     (a) Amendment and Termination. The Board or the Committee may amend, waive or terminate this Plan from time to time in such respects as it shall deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 or with Section 422 of the Code (or any other successor or applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as is required by the applicable law, rule or regulation. Notwithstanding the foregoing, neither the provisions of Section 5(b), nor any other provisions pertaining to the automatic option grants to Outside Directors, shall be amended more than once every six months, other than to comport with changes in the Code or other applicable laws or any rules or regulations promulgated thereunder.

     (b) Effect of Amendment or Termination. Any such amendment or termination of this Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

     13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     14. Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the grant. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

     15. Shareholder Rights. No person shall have any rights of a shareholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred. Subject to the preceding Section and upon exercise of the Option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Optionee will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official shareholder records, except as provided herein or in an agreement.

     16. Best Efforts To Register. If there has been a public offering, the Company may register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will, if it so determines, use its good faith efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of
(a) one year following the expiration of the option period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Optionees have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing actions at any time and from time to time if the Committee determines in its discretion that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Optionees.

     17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to permit the exercise of all Options outstanding under this Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained for any reason.

     18. Option Agreements. Options shall be evidenced by written Option agreements in such form as the Committee shall approve.

     19. Information to Optionees. To the extent required by applicable law, the Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. Except as otherwise noted in the foregoing sentence, the Company shall have no obligation or duty to affirmatively disclose to any Optionee, and no Optionee shall have any right to be advised of, any material information regarding the Company or any Parent or Subsidiary at any time prior to, upon or otherwise in connection with, the exercise of an Option.

     20. Funding. Benefits payable under this Plan to any person shall be paid directly by the Company. The Company shall not be required to fund or otherwise segregate assets to be used for payment of benefits under this Plan.

     21. Controlling Law. This Plan shall be governed by the laws of the State of Delaware applicable to contracts made and performed wholly in Delaware between Delaware residents.

                             FIRST AMENDMENT TO THE
                      ILLINOIS SUPERCONDUCTOR CORPORATION
                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN


     RESOLVED, that the Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan (the "Plan") be and hereby is amended, subject to stockholder approval, effective June 16, 1995, as follows:

                                       I

     Section 3 (which describes the maximum aggregate number of shares issuable under the Plan) hereby is amended by deleting the first sentence of the first paragraph and inserting in its place the following sentence:

     "Subject to the provisions of Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 655,000, 575,000 of which shall be reserved for issuance to Employees and Consultants and 80,000 of which shall be reserved for issuance to Outside Directors, and such Shares are hereby made available and shall be reserved for issuance under this Plan."

                                       II

     In all other respects, the Plan shall continue in full force and effect.

Dated: January 23, 1995

                                   By order of the Board of Directors,





                                   /s/ Stephen G. Wasko
                                   Stephen G. Wasko
                                   Secretary

                            SECOND AMENDMENT TO THE
                      ILLINOIS SUPERCONDUCTOR CORPORATION
                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN

     RESOLVED, that the Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan, as amended (the "Plan") be and hereby is amended, subject to stockholder approval, effective June 13, 1996, as follows:

                                       I

     Section 3 (which describes the maximum aggregate number of shares issuable under the Plan) hereby is amended by deleting the first sentence of the first paragraph thereof and inserting in its place the following sentence:

     "Subject to the provisions of Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 1,055,000, 975,000 of which shall be reserved for issuance to Employees and Consultants and 80,000 of which shall be reserved for issuance to Outside Directors, and such Shares are hereby made available and shall be reserved for issuance under this Plan."

                                       II
     Section 5(b)(ii), which describes the amount of stock options granted annually to Outside Directors, hereby is amended by deleting the second sentence thereof and inserting in its place the following sentence:

     "On the date of the Annual Meeting of Stockholders of the Company in each calendar year commencing with the first Annual Meeting of Stockholders of the Company held after the adoption of this Plan, each Outside Director who is elected or reelected at that meeting, or whose term of office does not expire at that meeting, shall be automatically granted an option to purchase 3,000 Shares (subject to adjustment as provided in Section 10 below); provided that no such automatic annual grant shall be made to an Outside Director (i) who is first elected to the Board at such Annual Meeting or was first elected to the Board within three months prior to such Annual Meeting, or (ii) if there are not sufficient shares remaining and available to all Outside Directors eligible for an automatic annual grant at the time at which an automatic annual grant would otherwise be made under this Section 5(b)."

                                      III

     In all other respects, the Plan shall continue in full force and effect.

Dated: February 23, 1996

                                   By Order of the Board of Directors,


                                   /s/  Stephen G. Wasko
                                   Stephen G. Wasko
                                   Secretary

PROXY           ILLINOIS SUPERCONDUCTOR CORPORATION
                   451 Kingston Court - Mount Prospect, IL 60056

     The undersigned hereby appoints ORA E. SMITH, EDWARD W. LAVES, STEPHEN G. WASKO and MARY K. WILLIAMS and each or any of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of COMMON STOCK held of record by the undersigned on April 14, 1997 at the Annual Meeting of Stockholders of Illinois Superconductor Corporation, to be held on June 11, 1997, at The Hyatt Regency O'Hare, 9300 W. Bryn Mawr Avenue, Rosemont, Illinois, 60018 at 10:00 a.m. local time, or at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.


I . ELECTION OF DIRECTOR:
  / /  FOR ORA E. SMITH                 / / WITHHOLD AUTHORITY for ORA E. SMITH

  / / FOR MICHAEL J. FRIDUSS            / / WITHHOLD AUTHORITY for MICHAEL J. FRIDUSS

2 . APPROVAL OF THE THIRD AMENDMENT TO THE ILLINOIS SUPERCONDUCTOR CORPORATION
AMENDED AND RESTATED 1993 STOCK OPTION PLAN:

                  / / FOR       / / AGAINST     / / ABSTAIN

3 . RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF
THE COMPANY'S FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31, 1997:

                  / / FOR       / / AGAINST     / / ABSTAIN

4. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments thereof.


                 (Continued and to be signed on reverse side)






     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED ON THIS PROXY, "FOR" THE PROPOSAL TO
APPROVE THE THIRD AMENDMENT TO THE ILLINOIS SUPERCONDUCTOR CORPORATION AMENDED AND RESTATED 1993 STOCK OPTION PLAN AND "FOR" THE RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31, 1997.


                             Dated______________________, 1997

                             _________________________________
                             Signature


                             _________________________________
                             Signature (if held jointly)

                             NOTE: Please date your proxy and sign exactly as the name or names appear on your stock certificate. All joint owners of stock should sign above. Sign your full title when signing as an executor, administrator, personal representative, trustee, etc.